                                          497(c) File Nos. 2-90519 and 811-4007

                                   PROSPECTUS
--------------------------------------------------------------------------------
                                  May 1, 1997

                       AS SUPPLEMENTED NOVEMBER 3, 1997
                            LANDMARK BALANCED FUND
                             LANDMARK EQUITY FUND
                        LANDMARK SMALL CAP EQUITY FUND
                (Members of the Landmark(SM) Family of Funds)
                             Class A and B Shares

    This Prospectus describes three diversified mutual funds in the Landmark Family of Funds: Landmark Balanced Fund, Landmark Equity Fund, and Landmark Small Cap Equity Fund. Each Fund has its own investment objectives and policies. Citibank, N.A. is the investment adviser.

--------------------------------------------------------------------------------
    UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, EACH FUND SEEKS ITS INVESTMENT OBJECTIVES BY
INVESTING ALL OF ITS INVESTABLE ASSETS IN A PORTFOLIO WITH THE SAME INVESTMENT OBJECTIVES AND POLICIES. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 11.
--------------------------------------------------------------------------------

REMEMBER THAT SHARES OF THE FUNDS:
o  ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED

    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. A Statement of Additional Information dated May 1, 1997 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Funds may be made, by contacting the investor's Shareholder Servicing Agent (see inside back cover for address and phone number).

TABLE OF CONTENTS
 2    Prospectus Summary
------------------------------------------
 4    Expense Summary
------------------------------------------
 6    Condensed Financial Information
------------------------------------------
 9    Investment Information
------------------------------------------
10    Risk Considerations
------------------------------------------
12    Valuation of Shares
      Classes of Shares
------------------------------------------
14    Purchases
------------------------------------------
17    Exchanges
------------------------------------------
18    Redemptions
      Dividends and Distributions
------------------------------------------
19    Management
------------------------------------------
22    Tax Matters
      Performance Information
------------------------------------------
23    General Information
------------------------------------------
25    Appendix -- Permitted Investments
                  and Investment Practices
------------------------------------------

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                              PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

    See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUNDS: This Prospectus describes three diversified mutual funds: Landmark Balanced Fund, Landmark Equity Fund, and Landmark Small Cap Equity Fund. Each Fund has its own investment objectives and policies. There can be no assurance that any Fund will achieve its objectives. Because each Fund invests through a Portfolio, all references in this Prospectus to a Fund include its corresponding Portfolio, except as otherwise noted.

INVESTMENT OBJECTIVES AND POLICIES:
LANDMARK BALANCED FUND. The Fund's objectives are to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk. Through Balanced Portfolio, the Fund invests in a broadly diversified portfolio of income-producing securities, including common and preferred stocks and bonds. In selecting common stocks for Balanced Portfolio, the Adviser emphasizes securities issued by established companies with medium to large capitalizations, i.e., $750 million or more, and seasoned management teams ("Established Companies").

LANDMARK EQUITY FUND. The Fund's objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. Through Equity Portfolio, the Fund invests primarily in common stocks of U.S. issuers, with an emphasis on Established Companies.

LANDMARK SMALL CAP EQUITY FUND. The Fund's objective is long-term capital growth; dividend income, if any, is incidental to this investment objective. Through Small Cap Equity Portfolio, the Fund invests primarily in stocks of U.S. issuers that have small market capitalizations (i.e., $750 million or less). In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets.

INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $81 billion in assets worldwide. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Distributor") is the distributor of shares of each Fund. See "Management."

PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Funds on any Business Day. See "Purchases" and "Redemptions."

PRICING: Investors may select Class A or Class B shares, with different expense levels and sales charges (if available through the investors' Shareholder Servicing Agents). See "Classes of Shares," "Purchases" and "Management -- Distribution Arrangements."

CLASS A SHARES. Offered at net asset value plus any applicable initial sales charge (maximum of 4.75% of the public offering price) and subject to a distribution fee at the annual rate of 0.05% of the average daily net assets represented by Class A shares. Purchases of $1 million or more are not subject to an initial sales charge, but are subject to a 1.00% contingent deferred sales charge in the event of certain redemptions within 12 months following purchase.

    The sales charge on Class A shares may be reduced or eliminated through the following programs:
    Letter of Intent
    Right of Accumulation
    Reinstatement Privilege
See "Purchases" and "Redemptions."

CLASS B SHARES. Offered at net asset value (a maximum contingent deferred sales charge of 5.00% of the lesser of the shares' net asset value at redemption or their original purchase price is imposed on certain redemptions made within six years of the date of purchase) and subject to a distribution fee at the annual rate of 0.75% of the average daily net assets represented by Class B shares and a service fee at the annual rate of 0.05% of the average daily net assets represented by Class B shares. Class B shares automatically convert into Class A shares (which have a lower distribution fee) approximately eight years after purchase.

EXCHANGES: Shares may be exchanged for shares of the corresponding class of most other Landmark Funds. See "Exchanges."

DIVIDENDS: Dividends are declared and paid quarterly for the Balanced Fund. Dividends, if any, are declared and paid semi-annually for the Equity Fund and the Small Cap Equity Fund (together, the "Equity Funds"). Net capital gains are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividends and capital gains distributions may be received either in cash or in Fund shares of the same class at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Dividends and Distributions."

WHO SHOULD INVEST: Each Fund has its own suitability considerations and risk factors, as summarized below and described in more detail in "Investment Information" and "Risk Considerations." No single Fund is intended to provide a complete investment program.

BALANCED FUND. Investing in a broadly diversified portfolio of income-producing securities, the Fund is designed for investors seeking high current income with preservation of capital, and growth potential with reduced risk.

EQUITY FUNDS. Investing primarily in common stock of U.S. issuers, the Equity Funds are designed for investors seeking long-term capital growth and for whom current income is not a primary consideration. The Equity Funds are designed for long-term investors who are willing to accept the risks of potential loss associated with opportunities for above-average growth, who can tolerate substantial changes in the value of their investment and who do not require current income from their investment.

RISK FACTORS: There can be no assurance that any Fund will achieve its investment objectives, and each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. Equity securities fluctuate in value based on many factors, including actual and anticipated earnings, changes in management, political and economic developments and the potential for takeovers and acquisitions. The value of debt securities generally fluctuates based on changes in the actual and perceived creditworthiness of issuers. Also, the value of debt securities generally goes down when interest rates go up, and vice versa. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

    Investors in the Funds, particularly the Small Cap Equity Fund, should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Funds, therefore, may be subject to greater fluctuation in value than shares of an equity fund investing primarily in securities of larger, more established companies.

    Each Fund may invest a portion of its assets in non-U.S. securities. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, differing regulations to which non-U.S. issuers are subject and different characteristics of non-U.S. economies and markets. The Funds' non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers. Each Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

    Certain investment practices, such as the use of forward non-U.S. currency exchange contracts, also may entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY
The following table summarizes estimated shareholder transaction and annual operating expenses for Class A and B shares of each Fund and for that Fund's corresponding Portfolio. For more information on costs and expenses, see "Management" -- page 19 and "General Information -- Expenses" -- page 24.*

                                 ---------------------------------------------
                                                                  SMALL CAP
                        BALANCED FUND        EQUITY FUND         EQUITY FUND
                      CLASS A   CLASS B    CLASS A   CLASS B  CLASS A   CLASS B
--------------------------------------------------------------------------------
SHAREHOLDER
TRANSACTION EXPENSES:
Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price) ...  4.75%     None       4.75%     None     4.75%     None
Maximum Contingent
  Deferred Sales
  Charge (as a
  percentage of
  original purchase
  price or redemption
  proceeds, whichever   See                 See                See
  is less) .......... Below(1)  5.00%     Below(1)  5.00%    Below(1)  5.00%
ANNUAL FUND OPERATING
  EXPENSES AFTER FEE
  WAIVERS (AS A
  PERCENTAGE OF
AVERAGE NET ASSETS):
Investment Management
  Fee ...............   .40%     .40%        .50%     .50%      .65%(2)  .65%(2)
12b-1 Fees (including
  service fees for
  Class B shares)
  (2)(3) ............   .05%     .80%        .05%     .80%      .05%     .80%
Other Expenses
  Administrative
Services Fees(2) ....   .25%     .25%        .15%     .15%      .15%     .15%
  Shareholder
Servicing Agent Fees    .25%     .25%        .25%     .25%      .25%     .25%
  Other Operating
  Expenses(4) .......   .07%     .07%        .10%     .10%      .25%(2)  .25%(2)
Total Fund Operating
  Expenses(2) .......  1.02%    1.77%       1.05%    1.80%     1.35%    2.10%

  * This table is intended to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. Because Class B shares were not offered during the most recent fiscal year of the Funds, certain figures in the table are based on estimated amounts for the current fiscal year. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at these levels.
(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1.00% will be imposed in the event of certain redemptions within 12 months following purchase. See "Classes of Shares" and "Purchases."
(2) Absent fee waivers and reimbursements, administrative services fees, 12b-1 fees and total fund operating expenses would be .30%, .20% and 1.22% for Landmark Balanced Fund -- Class A, .30%, .95% and 1.97% for Landmark Balanced Fund -- Class B, .30%, .20% and 1.35% for Landmark Equity Fund -- Class A and .30%, .95% and 2.10% for Landmark Equity Fund -- Class B. Absent fee waivers and reimbursements, investment management fees, administrative services fees, 12b-1 fees, other operating expenses and total fund operating expenses would be .75%, .30%, .20%, .38% and 1.88% for Landmark Small Cap Equity Fund -- Class A and .75%, .30%, .95%, .38% and 2.63% for Landmark Small Cap Equity Fund -- Class B. The foregoing 12b-1 fees for Class A shares assume a 0.05% charge for print or electronic media expenses.
(3) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. The figures for Class B shares include service fees, which are payable at the annual rate of 0.05% of the average daily net assets represented by Class B shares.
(4) LFBDS has agreed to pay the ordinary operating expenses of the Balanced Fund and the Equity Fund, subject to certain exceptions. LFBDS receives a fee from each of these Funds. See "General Information -- Expenses."

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming, except as otherwise noted, redemption at the end of each period indicated below:

                                   ONE YEAR  THREE YEARS   FIVE YEARS  TEN YEARS
--------------------------------------------------------------------------------
BALANCED FUND
  Class A shares(1) ..............   $57        $78          $101        $166
  Class B shares:
    Assuming complete redemption
    at end of period(2)(3) .......   $68        $86          $116        $188
    Assuming no redemption(3) ....   $18        $56          $ 96        $188

EQUITY FUND
  Class A shares(1) ..............   $58        $79          $103        $170
  Class B shares:
    Assuming complete redemption
    at end of period(2)(3) .......   $68        $87          $117        $192
    Assuming no redemption(3) ....   $18        $57          $ 97        $192
SMALL CAP EQUITY FUND
  Class A shares(1) ..............   $61        $88          $118        $202
  Class B shares:
    Assuming complete redemption
    at end of period(2)(3) .......   $71        $96          $133        $220
    Assuming no redemption(3) ....   $21        $66          $113        $220

(1) Assumes deduction at the time of purchase of the maximum 4.75% sales load.
(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
 (3) Ten-year figures assume conversion of Class B shares to Class A shares approximately eight years after purchase.

The Example assumes a 5% annual return and that all dividends are reinvested and reflects certain voluntary fee waivers. If waivers were not in place, the amounts in the example would be $59, $84, $111 and $188 for Balanced Fund -- Class A; $70, $92, $126 and $206 for Balanced Fund -- Class B (assuming complete redemption at the end of each period); $61, $88, $118 and $202 for Equity Fund -- Class A; $71, $96, $133 and $220 for Equity Fund -- Class B (assuming complete redemption at the end of each period); $66, $104, $144 and $257 for Small Cap Equity Fund -- Class A and $77, $112, $160 and $274 for Small Cap Equity Fund -- Class B (assuming complete redemption at the end of each period). Expenses for Class A shares are based on each Fund's fiscal year ended December 31, 1996. Expenses for Class B shares are estimated, because Class B shares were not offered during the fiscal year ended December 31, 1996. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

The following tables provide condensed financial information about the Funds for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Funds' Annual Reports to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the tables below, have been audited by Price Waterhouse LLP, independent accountants. The report of Price Waterhouse LLP is included in each Fund's Annual Report. Copies of the Annual Reports may be obtained without charge from an investor's Shareholder Servicing Agent (see inside of back cover for address and phone number).

                                                                      BALANCED FUND
                                                                   FINANCIAL HIGHLIGHTS
                                                                      CLASS A SHARES
                                                (No Class B shares were outstanding during these periods.)
                                                                                                               OCTOBER 19, 1990
                                                                                                               (COMMENCEMENT OF
                                                    YEAR ENDED DECEMBER 31,                                     OPERATIONS) TO
                            1996             1995           1994++          1993         1992        1991      DECEMBER 31, 1990
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  beginning of period ..      $15.71         $13.52          $14.24          $13.54       $12.93    $10.27          $ 9.75
                              ------         ------          ------          ------       ------    ------          ------
Income from Operations:
Net investment income ..       0.497          0.486           0.399           0.336**      0.266     0.336           0.081
Net realized and
  unrealized gain (loss)
  on investments .......       0.680          2.540          (0.695)          0.803**      0.600     2.665           0.513
                              ------         ------          ------          ------       ------    ------          ------
    Total from
      operations .......       1.177          3.026          (0.296)          1.139        0.866     3.001           0.594
                              ------         ------          ------          ------       ------    ------          ------
Less Dividends and
Distributions From:
  Net investment income       (0.497)        (0.495)         (0.394)         (0.319)      (0.256)   (0.341)         (0.074)
  Net realized gain on
    investments ........      (0.780)        (0.341)         (0.030)         (0.120)      --         --               --
                              ------         ------          ------          ------       ------    ------          ------
    Total from dividends
      and distributions       (1.277)        (0.836)         (0.424)         (0.439)      (0.256)   (0.341)         (0.074)
                              ------         ------          ------          ------       ------    ------          ------
Net Asset Value, end of
  period ...............      $15.61         $15.71          $13.52          $14.24       $13.54    $12.93          $10.27
                              ======         ======          ======          ======       ======    ======          ======
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
  period (000's omitted)    $230,382       $246,002        $227,309        $265,216      $15,296   $10,239          $6,855
Ratio of expenses to
  average net assets ...       1.02%(A)       1.02%(A)        1.02%(A)        1.04%        1.40%     1.40%           1.40%*
Ratio of net investment
  income to average net
  assets ...............       3.04%          3.21%           2.82%           2.46%        2.07%     2.88%           4.06%*
Portfolio turnover(B) ..        --             --               29%            101%         102%      117%             12%
Total return ...........       7.59%         22.66%         (2.06)%           8.48%        6.82%    29.61%           6.09%+

Note: If agents of the Fund for the periods indicated had not waived a portion of their fees and had expenses been limited as required by certain state securities laws for the period ended December 31, 1990, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share ............     $ 0.464        $ 0.463         $ 0.378          $0.310**     $0.148    $0.211          $0.059
RATIOS:
Expenses to average net
  assets ...............       1.22%(A)       1.17%(A)        1.17%(A)        1.23%        2.32%     2.47%           2.50%*
Net investment income to
  average net assets ...       2.84%          3.06%           2.67%           2.27%        1.15%     1.81%           2.96%*

  * Annualized.
 ** The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Includes the Fund's share of Balanced Portfolio's allocated expenses for the periods subsequent to May 1, 1994.
(B) Represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rates for the fiscal years ended December 31, 1995 and 1996 are included under "Investment Information --
    Certain Additional Investment Policies."
  + Not Annualized.
 ++ On May 1, 1994 the Fund began investing all of its investable assets in Balanced Portfolio.

                                                                       EQUITY FUND
                                                                  FINANCIAL HIGHLIGHTS
                                                                     CLASS A SHARES
                                               (No Class B shares were outstanding during these periods.)
                                                                                                                OCTOBER 19, 1990
                                                                                                                (COMMENCEMENT OF
                                                            YEAR ENDED DECEMBER 31,                              OPERATIONS) TO
                            1996              1995            1994+          1993         1992         1991     DECEMBER 31, 1990
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  beginning of period ..       $17.20            $14.13         $14.80       $13.23      $12.36    $ 9.57           $ 9.14
                               ------            ------         ------       ------      ------    ------           ------
Income from Operations:
Net investment income ..        0.122             0.211          0.173        0.071**     0.065     0.126            0.065
Net realized and
  unrealized gain (loss)
  on investments .......        2.250             3.651         (0.245)       1.550       0.868     2.797            0.423
                               ------            ------         ------       ------      ------    ------           ------
    Total from
      operations .......        2.372             3.862         (0.072)       1.621       0.933     2.923            0.488
                               ------            ------         ------       ------      ------    ------           ------
Less Dividends and
Distributions From:
  Net investment income        (0.118)           (0.210)        (0.169)      (0.051)     (0.063)   (0.133)          (0.058)
  Net realized gain on
    investments ........       (1.204)           (0.582)        (0.429)      --          --         --                --
                               ------            ------         ------       ------      ------    ------           ------
    Total from dividends
      and distributions        (1.322)           (0.792)        (0.598)      (0.051)     (0.063)   (0.133)          (0.058)
                               ------            ------         ------       ------      ------    ------           ------
Net Asset Value, end of
  period ...............       $18.25            $17.20         $14.13       $14.80      $13.23    $12.36           $ 9.57
                               ======            ======         ======       ======      ======    ======           ======

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
  period (000's omitted)     $228,954          $213,729       $183,975     $200,903     $10,973    $9,181           $6,026
Ratio of expenses to
  average net assets ...        1.05%(A)          1.05%(A)       1.05%(A)     1.07%       1.40%     1.40%             1.40%*
Ratio of net investment
  income to average
  net assets ...........        0.67%             1.30%          1.15%        0.52%       0.53%     1.12%             3.48%*
Portfolio turnover (B) .         --                --               1%          23%         79%       68%               0%
Total return ...........       13.84%            27.55%         (0.41%)      12.26%       7.60%    30.73%             5.34%

Note: If agents of the Fund for the periods indicated had not waived a portion of their fees and had expenses been limited as required by certain state securities laws for periods before December 31, 1992, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income                                                                   $
  (loss) per share .....
                             $  0.067          $  0.170       $  0.136       $0.029**    (0.070)   $0.002           $0.044
RATIOS:
Expenses to average net
  assets ...............        1.35%(A)          1.30%(A)       1.29%(A)     1.37%       2.50%     2.50%            2.50%*
Net investment income
  (loss) to average
  net assets ...........        0.37%             1.05%          0.91%        0.21%     (0.57)%     0.02%            2.38%*

  * Annualized.
 ** The per share amounts were computed using a monthly average number of shares outstanding during the year.
(A) Includes the Fund's share of Equity Portfolio's allocated expenses for periods subsequent to May 1, 1994.
(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rates for the fiscal years ended December 31, 1995 and 1996 are included under "Investment
    Information -- Certain Additional Investment Policies."
  + On May 1, 1994 the Fund began investing all of its investable assets in Equity Portfolio.

                                                 SMALL CAP EQUITY FUND
                                                  FINANCIAL HIGHLIGHTS
                                                     CLASS A SHARES
                                          (No Class B shares were outstanding
                                                 during these periods.)

                                                                  JUNE 21, 1995
                                                                  (COMMENCEMENT
                                                  YEAR ENDED      OF OPERATIONS)
                                                 DECEMBER 31,     TO DECEMBER
                                                     1996           31, 1995
-----------------------------------------------------------------------------
Net Asset Value, beginning- of period ..........    $14.32          $10.00
                                                    ------          ------
Income from Operations:
                                                                      0.05
Net investment income ..........................    (0.016)
                                                                      4.42
Net realized and unrealized gain ...............     5.407
                                                    ------          ------
    Total from operations ......................     5.391            4.47
                                                    ------          ------
Less Distributions From:
                                                                     (0.05)
  Net investment income ........................      --
  Net realized gain ............................    (1.501)          (0.10)
                                                    ------          ------
    Total from distributions ...................    (1.501)          (0.15)
                                                    ------          ------
Net Asset Value, end of period .................    $18.21          $14.32
                                                    ======          ======
RATIOS/SUPPLEMENTAL DATA:
                                                                    $5,148

Net assets, end of period (000's omitted) ......   $24,311
Ratio of expenses to average net assets (A) ....     0.88%              0%
Ratio of net investment income (loss) to average                     1.21%*
net assets .....................................   (0.13)%
Total return ...................................    37.80%          44.78%**

Note: If agents of the Fund and of Small Cap Equity Portfolio had not voluntarily waived a portion of their fees or assumed Fund expenses and had expenses been limited to that required by certain state securities laws for the period ended December 31, 1995, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income per share ................   $(0.133)        $(0.288)
RATIOS:
Expenses to average net assets (A) .............     1.83%           2.50%*
Net investment income (loss) to average net
  assets .......................................   (1.08)%          (1.29)%*

  * Annualized.
 ** Not annualized.
(A) Includes the Fund's share of Small Cap Equity Portfolio's allocated expenses.

                            INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES: The investment objectives of the BALANCED FUND are to earn high current income by investing in a broad range of securities, to preserve capital, and to provide growth potential with reduced risk.

    The investment objective of the EQUITY FUND and the SMALL CAP EQUITY FUND is long-term capital growth. Dividend income, if any, is incidental to this investment objective.

    The investment objectives of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objectives.

INVESTMENT POLICIES: The BALANCED FUND seeks its objectives by investing, under normal circumstances, in a broadly diversified portfolio of income-producing securities, including common and preferred stocks, bonds and short-term obligations. Under normal circumstances, at least 25% of the Fund's total assets is invested in fixed income securities. The Adviser determines the mix of investments among equity and fixed income securities based on its analysis of current economic and market conditions and underlying securities values.

    The Adviser selects equity securities that, in the Adviser's judgment, offer the prospect for above-average growth. Equity securities include common stocks, preferred stocks and warrants for the purchase of stock. In selecting common stocks the Adviser emphasizes securities issued by established companies with medium to large market capitalizations, i.e., $750 million or more, and seasoned management teams ("Established Companies"). The Fund's fixed income investments include corporate bonds and notes, preferred securities and government obligations. All of the Fund's long-term non-convertible debt investments are investment grade securities (rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Rating Services ("S&P")) or securities which the Adviser believes to be of comparable quality. Less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by S&P. Securities with these ratings may have speculative characteristics.

    The EQUITY FUND seeks its objective by investing in a broadly diversified portfolio of equity securities consisting mainly of common stocks of U.S. issuers. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities.

    In selecting equity securities the Adviser emphasizes securities issued by Established Companies which the Adviser believes possess above-average prospects for growth. The Adviser may also select other securities which it believes provide an opportunity for appreciation, such as fixed income securities and convertible and non-convertible bonds, preferred stocks and warrants. All of the Fund's long-term non-convertible debt investments are investment grade securities or securities which the Adviser believes to be of comparable quality. Less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by S&P.

    The SMALL CAP EQUITY FUND seeks its objective by investing in a diversified portfolio consisting primarily of equity securities of U.S. companies that have small market capitalizations. Under normal circumstances, at least 65% of the Fund's total assets is invested in equity securities of these companies. Small market capitalization companies are those with market capitalizations of $750 million or less at the time of the Fund's investment. In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets.

    The Adviser may also select other securities for the Fund that it believes provide an opportunity for appreciation, such as fixed income securities and convertible and non-convertible bonds. Most of the Fund's long-term non-convertible debt investments are investment grade securities, and less than 5% of the Fund's investments consist of securities rated Baa by Moody's or BBB by S&P.

CERTAIN ADDITIONAL INVESTMENT POLICIES: NON-U.S. SECURITIES. While the Funds emphasize U.S. securities, each Fund may invest a portion of its assets in non-U.S. equity and debt securities, including depository receipts. None of the Funds intends to invest more than 25% of its assets in non-U.S. securities, including sponsored American Depositary Receipts, which represent the right to receive securities of non-U.S. issuers deposited in a U.S. or correspondent bank. Each Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold non-U.S. securities.

    TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

    OTHER PERMITTED INVESTMENTS. For more information regarding the Funds' permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 25. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.

    INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.

    PORTFOLIO TURNOVER. Securities of each Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 1995 and 1996, the turnover rates for Balanced Portfolio were 210% and 241%, respectively. For the fiscal years ended December 31, 1995 and 1996, the turnover rates for Equity Portfolio were 67% and 90%, respectively. For the period June 21, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the turnover rates for Small Cap Equity Portfolio were 41% and 89%, respectively. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

    BROKERAGE TRANSACTIONS. The primary consideration in placing each Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

                             RISK CONSIDERATIONS
--------------------------------------------------------------------------------

    The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

    CHANGES IN NET ASSET VALUE. Each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. During periods of rising interest rates the value of debt securities generally declines, and during periods of falling rates the value of these securities generally increases. Changes by recognized rating agencies in the rating of any debt security, and actual or perceived changes in an issuer's ability to make principal or interest payments, also affect the value of these investments.

    CREDIT RISK OF DEBT SECURITIES. Investors should be aware that securities offering above average yields may at times involve above average risks. Securities rated Baa by Moody's or BBB by S&P and equivalent securities may have speculative characteristics. Adverse economic or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade obligations.

    SMALL CAP COMPANIES. Investors in the Funds, particularly the Small Cap Equity Fund, should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Small cap companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. Further, there is often less publicly available information about small cap companies than about more established companies. As a result of these and other factors, the prices of securities issued by small cap companies may be volatile. Shares of the Funds, therefore, may be subject to greater fluctuation in value than shares of an equity fund investing primarily in securities of larger, more established companies.

    NON-U.S. SECURITIES. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds.

    Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those attributable to U.S. investing. As a result, the operating expense ratios of the Funds may be higher than those of investment companies investing exclusively in U.S. securities.

    Each Fund may invest in securities of issuers in developing countries, and all of these risks are increased for investments in issuers in developing countries.

    INVESTMENT PRACTICES. Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 25.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE: The Funds do not invest directly in securities. Instead, the Funds invest all of their investable assets in their corresponding Portfolios, which are mutual funds having the same investment objectives and policies as the Funds. The Portfolios, in turn, buy, hold and sell securities in accordance with these objectives and policies. Of course, there can be no assurance that the Funds or the Portfolios will achieve their objectives. The Trustees of each Fund believe that the aggregate per share expenses of that Fund and its corresponding Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If a Fund were to withdraw its investment in its Portfolio the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

    Certain investment restrictions of each Portfolio cannot be changed without approval by the investors in that Portfolio. These policies are described in the Statement of Additional Information. When a Fund is asked to vote on matters concerning its Portfolio, the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in its Portfolio.

    The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. The differences in returns are also present in other mutual fund structures.

    Information about other holders of interests in the Portfolios is available from the Funds' distributor, LFBDS at (617) 423-1769.

                             VALUATION OF SHARES
--------------------------------------------------------------------------------

    Net asset value per share of each class of shares of each Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a class of a Fund (including the Fund's interest in its Portfolio), then subtracting the liabilities charged to the class, and then dividing the result by the number of outstanding shares of the class. Per share net asset value of each class of a Fund's shares may differ because Class B shares bear higher expenses than Class A shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some of each Fund's investments, trading may take place in securities held by the Funds on days which are not Business Days and on which it will not be possible to purchase or redeem shares of the Funds.

                              CLASSES OF SHARES
--------------------------------------------------------------------------------

DIFFERENCES BETWEEN THE CLASSES: Class A and B shares of a Fund represent interests in the same mutual fund. The primary distinctions between the classes are their initial and contingent deferred sales charge structures and their ongoing expenses, including service fees and asset-based sales charges in the form of distribution fees. These differences are summarized in the following table. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                            ANNUAL 12B-1 FEES
                                                           (AS A PERCENTAGE OF
                          SALES CHARGE                  AVERAGE DAILY NET ASSETS)                   OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A        Maximum initial sales charge of      Distribution fee of 0.05%          Initial sales charge waived or reduced for
               4.75% of the public offering price                                      certain purchases; a contingent deferred
                                                                                       sales charge may apply in certain instances
                                                                                       where the initial sales charge is waived
CLASS B        Maximum contingent deferred sales    Distribution fee of 0.75%.         Shares convert to Class A shares
               charge of 5.00% of the lesser of     Service fee of 0.05%.              approximately eight years after issuance
               redemption proceeds or original
               purchase price; declines to zero
               after six years
-----------------------------------------------------------------------------------------------------------------------------------

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES: In deciding which class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

    SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price (except that for purchases of $1 million or more, no initial sales charge is imposed and a contingent deferred sales charge may be imposed instead). Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in a Fund. Class B shares are sold with no initial sales charge, so the entire amount of a Class B shareholder's purchase price is immediately invested in a Fund. A contingent deferred sales charge (up to 5.00% of the lesser of the shares' net asset value at redemption or their original purchase price) applies to redemptions made within six years of purchase.

    WAIVERS AND REDUCTIONS OF SALES CHARGES. Class A share purchases of at least $25,000 and Class A share purchases made under a Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

    The entire initial sales charge on Class A shares is waived for certain eligible purchasers. However, a 1.00% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed. Because Class A shares bear lower ongoing annual expenses than Class B shares, in most cases investors eligible for reduced initial sales charges should purchase Class A shares.

    The contingent deferred sales charge may be waived upon redemption of certain Class B shares. See "Purchases."

    ONGOING ANNUAL EXPENSES. Class A shares pay an annual 12b-1 distribution fee of 0.05% of average daily net assets. Class B shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. In addition, Class B shares are subject to a service fee at the annual rate of 0.05% of the average daily net assets represented by Class B shares. Annual 12b-1 distribution fees are a form of asset-based sales charge.

CONVERSION OF CLASS B SHARES: A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first Business Day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the Landmark Funds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. See "Valuation of Shares." The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such a ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In that event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER INFORMATION: See "Purchases," "Redemptions" and "Management -- Distribution Arrangements" for a more complete description of the initial and contingent deferred sales charges and distribution fees for each class of shares of each Fund. By purchasing shares an investor agrees to the imposition of initial and deferred sales charges as described in this Prospectus.

                                  PURCHASES
--------------------------------------------------------------------------------

    Each Fund offers two classes of shares, Class A and B shares, with different expense levels and sales charges. See "Classes of Shares" for more information. WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS AUTOMATICALLY WILL BE INVESTED IN CLASS A SHARES.

    Shares of the Funds are offered continuously and may be purchased on any Business Day at the public offering price either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Such a bank or financial institution will receive transaction fees that are equal to the commissions paid to securities brokers. Shares of the Funds are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning a Fund). A securities broker may receive both commissions and shareholder servicing fees. An investor's Shareholder Servicing Agent may not make available both classes of shares. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Distributor, plus any applicable sales charge for Class A shares. Each Shareholder Servicing Agent is required to promptly forward orders for Fund shares to the Distributor. Each Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.

    Shareholder Servicing Agents will not transmit purchase orders to the Distributor unless they are in proper form.

PURCHASING CLASS A SHARES: INITIAL SALES CHARGE -- CLASS A SHARES. Each Fund's public offering price of Class A shares is the net asset value next determined after an order is transmitted to and accepted by the Distributor, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                                     SALES CHARGE AS
                                    PERCENTAGE OF THE           BROKER
                                  --------------------        COMMISSION
                                  PUBLIC           NET       AS PERCENTAGE
AMOUNT OF PURCHASE AT THE        OFFERING        AMOUNT      OF THE PUBLIC
PUBLIC OFFERING PRICE              PRICE        INVESTED    OFFERING PRICE
----------------------------------------------------------------------------
Less than $25,000 ..............   4.75%          4.99%          4.23%
$25,000 to less than $50,000 ...   4.50%          4.71%          4.01%
$50,000 to less than $100,000 ..   4.00%          4.17%          3.56%
$100,000 to less than $250,000 .   3.50%          3.63%          3.12%
$250,000 to less than $500,000 .   2.50%          2.56%          2.23%
$500,000 to less than $1,000,000   2.00%          2.04%          1.78%
$1,000,000 or more ............    none*          none*          none
  ------------
  *A contingent deferred sales charge may apply in certain instances.

    SALES CHARGE ELIMINATION -- CLASS A SHARES. Class A shares of the Funds are available without a sales charge through exchanges for Class A shares of most other Landmark Funds. See "Exchanges." Also, the sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions. Class A shares may be purchased without a sales charge by:

(i) tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code (the "Code"),
(ii) trust accounts for which Citibank or any subsidiary or affiliate of Citibank (a "Citibank Affiliate") acts as trustee and exercises discretionary investment management authority,
(iii) accounts purchasing shares through the Private Client Division of Citicorp Investment Services or through other programs accessed through the Private Client Division of Citicorp Investment Services, or the private banking division of either Citibank, N.A., Citibank FSB or Citicorp Trust, N.A.,
(iv) accounts for which Citibank or any Citibank Affiliate performs investment advisory services,
(v) accounts for which Citibank or any Citibank Affiliate charges fees for acting as custodian,
(vi) trustees of any investment company for which Citibank or any Citibank Affiliate serves as the investment adviser or as a shareholder servicing agent,
(vii) any affiliated person of a Fund, the Adviser, the Distributor, the Administrator or any Shareholder Servicing Agent,
(viii) shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other Landmark Fund the terms of which entitle those shareholders to purchase shares of a Fund or any other Landmark Fund at net asset value without a sales charge,
(ix) employee benefit plans qualified under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to such minimum requirements as may be established by the Distributor with respect to the number of employees or amount of purchase; currently, these criteria require that (a) the employer establishing the qualified plan have at least 50 eligible employees or
       (b) the amount invested by such qualified plan in a Fund or in any combination of Landmark Funds totals a minimum of $500,000,
(x) investors purchasing $1 million or more of Class A shares. However, a contingent deferred sales charge will be imposed on such investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1.00% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. All investments made during a calendar month will age one month on the last day of the month and each subsequent month. Any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another Landmark Fund and deducted from the redemption proceeds when such exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable). The holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held. The contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived. See "Sales Charge Waivers -- Class B Shares." Any applicable contingent deferred sales charges will be paid to the Distributor,
(xi) subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a Landmark
       Fund) if: (i) the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed); and (ii) such redemption has occurred no more than 90 days prior to the purchase of Class A shares of the Fund, or
(xii) an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with the Distributor from another investment firm within six months prior to the date of purchase by such investor, if (a) the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds,
       (b) the redemption is made within 60 days prior to the investment in a Fund, and (c) the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of such redemption.

    REDUCED SALES CHARGE PLANS -- CLASS A SHARES. An individual who is a member of a qualified group may purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the purchase. A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

    Reduced initial sales charges on Class A shares also may be achieved through a RIGHT OF ACCUMULATION or a LETTER OF INTENT. Under a RIGHT OF ACCUMULATION eligible investors are permitted to purchase Class A shares of a Fund at the public offering price applicable to the total of (a) the dollar amount then being purchased, plus (b) an amount equal to the then-current net asset value or cost (whichever is higher) of the purchaser's combined holdings in the Landmark Funds. The Right of Accumulation may be amended or terminated at any time.

    If an investor anticipates purchasing $25,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other Landmark Funds within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to the appointment of an attorney for redemptions of shares if the intended purchases are not completed, by completing a LETTER OF INTENT. Investors should consult "Determination of Net Asset Value; Valuation of Securities; Additional Purchase and Redemption Information" in the Statement of Additional Information and their Shareholder Servicing Agents for more information about Rights of Accumulation and Letters of Intent.

PURCHASING CLASS B SHARES: CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. Each Fund's public offering price of Class B shares is the net asset value next determined after an order is transmitted to and accepted by the Distributor, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon certain redemptions of Class B shares.

    Class B shares of a Fund that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (i) capital appreciation of Fund assets, (ii) reinvestment of dividends or capital gains distributions or (iii) shares redeemed more than six years after their purchase. Otherwise, redemptions of Class B shares will be subject to a contingent deferred sales charge. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of net asset value of such shares at the time of redemption or their original purchase price by the applicable percentage shown in the following table.

                                                 CONTINGENT
                                                  DEFERRED
         REDEMPTION DURING                      SALES CHARGE
         ------------------------------------------------------
         lst Year Since Purchase ............      5.00%
         2nd Year Since Purchase ............      4.00%
         3rd Year Since Purchase ............      3.00%
         4th Year Since Purchase ............      3.00%
         5th Year Since Purchase ............      2.00%
         6th Year Since Purchase ............      1.00%
         7th Year (or Later) Since Purchase .       None
         -------------------------------------
In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The holding period of Class B shares of a Fund acquired through an exchange with another Landmark Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Landmark Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. Any contingent deferred sales charges will be paid to the Distributor.

    SALES CHARGE WAIVERS -- CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. This waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death. The contingent deferred sales charge also will be waived in connection with:

(i) a lump sum or other distribution in the case of an Individual Retirement Account ("IRA"), a self-employed individual retirement plan (so-called "Keogh Plan") or a custodian account under Section 403(b) of the Code, in each case following attainment of age 59 1/2,
(ii) a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan, and
(iii) a redemption resulting from a tax-free return of an excess contribution to an IRA.

    Contingent deferred sales charge waivers will be granted subject to confirmation by a shareholder's Shareholder Servicing Agent of the shareholder's status or holdings, as the case may be.

    Securities dealers and other financial institutions may receive different compensation with respect to sales of Class A and Class B shares. Shareholder Servicing Agents which are banks or financial institutions may receive transaction fees that are equal to the commissions paid to securities brokers. From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Funds. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

                                  EXCHANGES
--------------------------------------------------------------------------------

    Shares of each Fund may be exchanged for shares of the same class of other Landmark Funds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of the same class of those funds. No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No contingent deferred sales charge is imposed on shares being disposed of through an exchange.

    Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Distributor. See "Valuation of Shares."

    This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the Landmark Funds to be acquired through the exchange.

    An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

                                 REDEMPTIONS
--------------------------------------------------------------------------------

    Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent (subject to any applicable contingent deferred sales charge). Shareholders may redeem shares of a Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor. If a redeeming shareholder owns shares of more than one class, Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

    A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

    REDEMPTIONS BY MAIL. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    REDEMPTIONS BY TELEPHONE. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    PAYMENT OF REDEMPTIONS. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Purchase and Redemption Information" in the Statement of Additional Information regarding the Funds' right to pay the redemption price in kind with securities (instead of cash).

    REINSTATEMENT PRIVILEGE. Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 30 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Shareholder Servicing Agents in writing at the time the privilege is exercised.

    Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

                         DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    Substantially all of each Fund's net income from dividends and interest, if any, is paid to its shareholders of record as a dividend as follows:

    For the BALANCED FUND, QUARTERLY on or about the last day of each MARCH, JUNE, SEPTEMBER and DECEMBER.

    For the EQUITY FUND and SMALL CAP EQUITY FUND, SEMIANNUALLY on or about the last day of each JUNE and DECEMBER.

    Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the same class issued at net asset value without a sales charge. Distributions paid by each Fund with respect to Class A shares generally will be higher than those paid with respect to Class B shares because expenses attributable to Class B shares generally will be higher.

                                  MANAGEMENT
--------------------------------------------------------------------------------

    TRUSTEES AND OFFICERS: Each Fund is supervised by a Board of Trustees. The Portfolios are also supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of each of the Funds are different from a majority of the disinterested Trustees of their corresponding Portfolios. More information on the Trustees and officers of the Funds and the Portfolios appears under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER: CITIBANK. Each Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.

    Citibank manages the Funds' assets pursuant to separate Investment Advisory Agreements. Subject to policies set by the Trustees, Citibank makes investment decisions.

    BALANCED FUND. Grant D. Hobson, Richard Goldman and Mark Lindbloom are the managers of the Balanced Fund. Mr. Hobson and Mr. Goldman have managed the equity portion of the portfolio since January 1996. Mr. Hobson is responsible for managing U.S. equity portfolios for mutual funds, trust and pension accounts of Citibank Global Asset Management and currently manages, or co-manages, more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a securities analyst and sector manager for pension accounts and mutual funds for Axe Houghton, formerly a division of USF&G. Mr. Goldman is responsible for managing U.S. equity portfolios for mutual funds and institutional accounts, and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He currently manages, or co-manages, approximately $500 million of total assets at Citibank. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department. Mr. Lindbloom has managed the fixed income portion of the portfolio since June 1993. He came to Citibank in 1986 from Brown Brothers Harriman & Co., where he managed fixed income assets for discretionary corporate portfolios.

    EQUITY FUND. Mr. Hobson and Mr. Goldman have managed the Equity Fund since January 1996. Their investment management experience is described above.

    SMALL CAP EQUITY FUND. Linda J. Intini has managed the Small Cap Equity Fund since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank in 1992, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.

                               ----------------

    Management's discussion of each Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by contacting their Shareholder Servicing Agents.

    ADVISORY FEES. For its services under the Investment Advisory Agreements, the Adviser receives the following investment advisory fees, which are accrued daily and paid monthly, expressed as a percentage of the applicable Fund's average daily net assets on an annualized basis for that Fund's then-current fiscal year:

      Balanced Fund                                                0.40%
      Equity Fund                                                  0.50%
      Small Cap Equity Fund                                        0.75%

The investment advisory fees of the Small Cap Equity Fund are higher than those paid by most investment companies. The Adviser may voluntarily agree to waive a portion of its investment advisory fees.

    For the fiscal year ended December 31, 1996, the investment advisory fees paid to Citibank were 0.40% of the Balanced Fund's average daily net assets, 0.50% of the Equity Fund's average daily net assets and 0.24% of the Small Cap Equity Fund's average daily net assets, in each case for that fiscal year.

    BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

    BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Investment Advisory Agreements and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLANS: The Funds and the Portfolios have Administrative Services Plans which provide that the Funds and the Portfolios may obtain the services of an administrator, a transfer agent, a custodian, and, in the case of the Funds, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Funds' Administrative Services Plans, the total of the fees paid to the Funds' Administrator and Shareholder Servicing Agents may not exceed 0.65% of each Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees or service fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plans for the Class A shares of the Balanced and Equity Funds are included in this percentage limitation for those shares. This limitation does not include any amounts payable under the Distribution Plans for the Class A shares of the Small Cap Equity Fund and for the Class B shares of each Fund. Within this overall limitation, individual fees may vary. Under the Portfolios' Administrative Services Plan, fees paid to the Portfolios' Administrator may not exceed 0.05% of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrators," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."

ADMINISTRATORS: LFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") provide certain administrative services to the Funds and the Portfolios under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Funds and the Portfolios, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Funds and Portfolios. These Trustees and officers may be directors, officers or employees of LFBDS, SFG or their affiliates.

    For these services, the Administrators receive fees accrued daily and paid monthly of 0.25% of the average daily net assets of each Fund and 0.05% of the assets of each Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrators has voluntarily agreed to waive a portion of the fees payable to it as necessary to maintain the projected rate of total operating expenses. LFBDS has agreed to pay certain ordinary operating expenses of the Balanced Fund and the Equity Fund. See "General Information -- Expenses."

    LFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. "Landmark" is a service mark of LFBDS.

SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Funds and Portfolios as from time to time are agreed upon by Citibank and LFBDS or SFG. Citibank's compensation as sub-administrator is paid by LFBDS or SFG.

SHAREHOLDER SERVICING AGENTS: The Funds have entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

    Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent and dividend disbursing agent for each Fund. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. Investors Bank & Trust Company acts as the custodian of each Fund's and each Portfolio's assets. Securities may be held by a sub-custodian bank approved by the Trustees. Investors Bank & Trust Company also provides fund accounting services and calculates the daily net asset value for the Funds.

DISTRIBUTION ARRANGEMENTS: LFBDS, 6 St. James Avenue, Boston, MA 02116, (617) 423-1769, is the distributor of shares of each Fund and also serves as distributor for each of the other Landmark Funds and as a Shareholder Servicing Agent for certain investors. LFBDS receives distribution fees from the Funds pursuant to Distribution Plans adopted in accordance with Rule 12b-1 under the 1940 Act. LFBDS also collects the sales charges imposed on purchases of Class A shares and collects any contingent deferred sales charges imposed on redemptions of Class A and Class B shares. In those states where LFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer.

    The Funds maintain separate Distribution Plans pertaining to Class A shares and Class B shares. The Class A Plans provide that the Funds may pay the Distributor a monthly distribution fee and a monthly service fee at annual rates not to exceed, respectively, 0.15% and 0.25% of the average daily net assets represented by Class A shares. However, none of the Funds has entered into any agreement to pay this service fee to the Distributor. The Class A Plans also permit the Funds to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets represented by Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Class A shares. The Funds did not pay anything under this provision during 1996, and do not anticipate doing so during the current fiscal year.

    The Class B Plans provide that the Funds will pay the Distributor a monthly distribution fee and a monthly service fee at annual rates not to exceed, respectively, 0.75% and 0.25% of the average daily net assets represented by Class B shares. The Funds have agreed that they will not pay service fees in an amount in excess of 0.20% of the average daily net assets represented by Class B shares during the 1997 fiscal year. Currently, the service fee for Class B shares is 0.05% per annum of the average daily net assets represented by Class B shares.

    The Distributor uses the distribution fees under the Plans to offset each Fund's marketing costs attributable to the classes, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Distributor also uses the distribution fees under the Class B Plans to offset the commissions it pays to brokers and other institutions for selling the Funds' Class B shares. The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plans and the purposes for which the expenditures were made.

    During the period they are in effect, the Plans and related Distribution Agreements pertaining to each class of shares obligate the Funds to pay distribution fees to LFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if LFBDS's expenses exceed its distribution fees for any Fund, the Fund will not be obligated to pay more than those fees and, if LFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay the distribution fees to LFBDS until either the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, LFBDS's expenses in excess of distribution fees received or accrued through the termination date will be LFBDS's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Plans for each Fund, the Trustees will review each Plan and LFBDS's expenses for each class separately.

    Each class of shares of each Fund has exclusive voting rights with respect to the Plan for that class.

                                 TAX MATTERS
--------------------------------------------------------------------------------

    This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

    Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. Each Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce those Funds' dividends.

    Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held.

    Fund distributions will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    By January 31 of each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

    Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

                           PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

    Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share, and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. These total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the investment due to the initial or contingent deferred sales charges, and which are thus higher.

    Each Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Each Fund will include performance data for each class of Fund shares in any advertisements, reports or communications including Fund performance data. Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.

                             GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION: The Balanced Fund is a series of Landmark Funds I; each of the Equity Funds is a series of Landmark Funds II. Landmark Funds I and Landmark Funds II are Massachusetts business trusts which were organized on April 13, 1984; they also are open-end management investment companies registered under the Investment Company Act of 1940.

    Each Fund is a diversified mutual fund. Under the 1940 Act, a diversified series or mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    Each Portfolio is a series of The Premium Portfolios, a trust organized under the laws of the State of New York. The Declaration of Trust of The Premium Portfolios provides that a Fund and other entities investing in a Portfolio are each liable for all obligations of that Portfolio. It is not expected that the liabilities of a Portfolio would ever exceed its assets.

CHANGES ADOPTED: Currently, Landmark Equity Fund invests all of its investable assets in Large Cap Growth Portfolio, and Landmark Small Cap Equity Fund invests all of its investable assets in Small Cap Growth Portfolio. Large Cap Growth Portfolio and Small Cap Growth Portfolio were formerly known as "Equity Portfolio" and "Small Cap Equity Portfolio," respectively. Shareholders of these Funds have approved an amendment to the Funds' Declaration of Trust and fundamental investment restrictions to allow these Funds to invest in one or more investment companies. The Equity Fund has no current intention to change its policy of investing all of its investable assets in Large Cap Growth Portfolio, and the Small Cap Equity Fund has no current intention to change its policy of investing all of its investable assets in Small Cap Growth Portfolio.

    Shareholders also approved new Management Agreements with Citibank for the Funds and the Portfolios and new Rule 12b-1 Service Plans for the Funds. The new Management Agreements for the Funds and Portfolios and the new Rule 12b-1 Service Plans are effective as of November 1, 1997. The Funds' total expense ratios are not expected to increase as a result of the new Management Agreements and Service Plans.

    Under the new Fund and Portfolio Management Agreements, Citibank is responsible for the overall management of each Fund's business affairs, and those of its corresponding Portfolio, and provides investment advisory as well as administrative services to the Funds and Portfolios. Under the new Fund Management Agreements, the Equity Fund pays Citibank management fees equal on an annual basis to 0.30% of that Fund's average daily net assets, and the Small Cap Equity Fund pays Citibank management fees equal on an annual basis to 0.35% of that Fund's average daily net assets.

    Under the new Portfolio Management Agreements, Large Cap Growth Portfolio pays Citibank management fees equal on an annual basis to 0.60% of that Portfolio's average daily net assets and Small Cap Growth Portfolio pays Citibank management fees equal on an annual basis to 0.75% of that Portfolio's average daily net assets.

    Under the new Service Plans, the Funds may pay the distributor monthly fees in an amount not to exceed 0.25% per annum of the Funds' average daily net assets for both distribution and service matters.

    The Equity and Small Cap Equity Funds' and Portfolios' Boards of Trustees also approved a change in the fiscal year-end for these Funds and Portfolios from December 31st to October 31st.

    These changes do not apply to Landmark Balanced Fund.

    As of September 1, 1997, the custodian for the assets of each of the Funds and the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

VOTING AND OTHER RIGHTS: Each of Landmark Funds I and Landmark Funds II (in this section called the "Trusts") may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of a Trust have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

    At any meeting of shareholders of any Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.

    As Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund except that, due to the differing expenses borne by each class, dividends and proceeds generally will be lower for Class B shares than for Class A shares.

CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in a Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agents and tax and retirement advisers.

EXPENSES: LFBDS has agreed to pay the ordinary operating expenses of the Balanced Fund and the Equity Fund (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses and except for the fees paid under the Fund's Investment Advisory Agreement, Administrative Services Agreement, Distribution Agreement and Shareholder Servicing Agreements). LFBDS receives a fee from each of the Balanced Fund and the Equity Fund, in addition to the administrative services and distribution fees, estimated and accrued daily and paid monthly in an amount such that immediately after any such payment the aggregate ordinary operating expenses of the Fund would not on a per annum basis exceed an agreed upon rate, currently 1.02% of the Balanced Fund's average daily net assets and 1.05% of the Equity Fund's average daily net assets. For the fiscal year ended December 31, 1996, LFBDS paid expenses in the amount in the left column of the following table with respect to the Balanced and Equity Funds, and the Balanced and Equity Funds paid LFBDS under this agreement the amount in the center column. The expenses paid by LFBDS are expressed as a percentage of average daily net assets in the right column. For the fiscal year ended December 31, 1996, total expenses for Class A shares of the Balanced Fund and the Equity Fund were 1.02% and 1.05%, respectively, of average daily net assets for that period attributable to Class A shares.

                                                               EXPENSES AS
                                                               PERCENTAGE
                               EXPENSES          FUND'S        OF AVERAGE
                                PAID BY          PAYMENT          DAILY
                                 LFBDS          TO LFBDS       NET ASSETS
----------------------------------------------------------------------------
Balanced Fund .............    $148,149         $ 47,421           .06%
Equity Fund ...............    $136,014         $224,619           .06%

    The agreement of LFBDS to pay the ordinary operating expenses of the Balanced Fund and the Equity Fund, as well as the obligation of these Funds to pay the fee to LFBDS, may be terminated by either LFBDS or the applicable Fund upon not less than 30 days nor more than 60 days written notice.

    In addition to amounts payable under its Investment Advisory Agreement, Administrative Services Plans and Distribution Plans, the Small Cap Equity Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Adviser or the Distributor, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums. For the fiscal year ended December 31, 1996, total expenses for Class A shares of the Fund were 0.88% of the Fund's average daily net assets for that period attributable to Class A shares.

    All fee waivers are voluntary and may be reduced or terminated at any time.

    COUNSEL AND INDEPENDENT AUDITORS: Bingham, Dana & Gould LLP, Boston, Massachusetts is counsel for each Fund. Price Waterhouse LLP, located at 160 Federal Street, Boston, MA 02110, serves as independent auditors for each of the Funds.
                               ----------------

    The Statement of Additional Information dated the date hereof contains more detailed information about the Funds and the Portfolios, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrators, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, (vi) programs for the purchase of shares, and (vii) the determination of net asset value.

    No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

                                   APPENDIX
--------------------------------------------------------------------------------
                          PERMITTED INVESTMENTS AND
                             INVESTMENT PRACTICES

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 30% of the Fund's total assets.

    In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or a reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

    RULE 144A SECURITIES. Each Fund may purchase restricted securities that are not registered for sale to the general public. If the Adviser determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities" because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

    PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

    "WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

    FUTURES CONTRACTS. The Balanced Fund may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Each of the Funds may purchase stock index futures in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security, an index of securities or other assets. In many cases, the futures contracts that may be purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade. Because the value of a futures contract changes based on the price of the underlying security or other asset, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

    When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of a Fund's initial margin deposit. None of the Funds currently intends to enter into a futures contract if, as a result, the initial margin deposits on all of that Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, each Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

    The ability of a Fund to utilize futures contracts successfully will depend on the Adviser's ability to predict interest rate or stock price movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser's view as to interest rate or stock price movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in a Fund's related portfolio position. Also, the futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position. As noted, each Fund may also enter into transactions in futures contracts for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, which could increase the risks incurred by the Fund in entering into such transactions.

    The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of a Fund and may affect in other ways the amount, timing and character of a Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

    The use of futures by the Funds and some of their risks are described more fully in the Statement of Additional Information.

    SECURITIES OF ISSUERS IN DEVELOPING COUNTRIES. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return and greater risks. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and
(iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    CURRENCY EXCHANGE CONTRACTS. Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

    LOWER-RATED DEBT SECURITIES. Each Fund may purchase lower-rated securities (those rated Baa or better by Moody's or BBB or better by S&P) which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

    SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

    ASSET-BACKED SECURITIES. The Balanced Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. Government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

    Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Thus the prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

--------------------------------------------------------------------------------
SHAREHOLDER
SERVICING AGENTS

FOR CITIBANK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CLIENTS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 820-2380 in New York City

[logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

[logo] LANDMARK(SM) FUNDS
           Advised by Citibank, N.A.



--------------------------------------------------------------------------------

LANDMARK
BALANCED FUND

--------------------------------------------------------------------------------

LANDMARK
EQUITY FUND

--------------------------------------------------------------------------------

LANDMARK
SMALL CAP
EQUITY FUND

--------------------------------------------------------------------------------


PROSPECTUS

May 1, 1997

As supplemented
November 3, 1997


EQ/P.1/97/PB          Printed on Recycled Paper [recycle logo]